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EXHIBIT 32.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                           PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         In connection with the Quarterly Report of Javo Beverage Company, Inc., a Delaware corporation (the "Company") on Form 10Q for the quarterly period ending September 30, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, Richard A. Gartrell, Chief Financial Officer of the Company, hereby certify, pursuant to18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


DATED:  November 15, 2006                     /s/ RICHARD A. GARTRELL
                                    --------------------------------------------
                                    Richard A. Gartrell, Chief Financial Officer


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